Summary Prospectus |  April 26, 2024
Schwab® Monthly Income Fund — Flexible Payout

Ticker Symbol:	SWKRX

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, Statement of Additional Information (SAI), reports to shareholders and other information about the fund online at www.schwabassetmanagement.com/schwabfunds_prospectus. You can also obtain this information at no cost by calling
1-866-414-6349 or by sending an email request to orders@mysummaryprospectus.com. If you purchase or hold fund shares through a financial intermediary, the fund’s prospectus, SAI, reports to shareholders and other information about the fund are available from your financial intermediary.
The fund’s prospectus and SAI, both dated April 26, 2024, include a more detailed discussion of fund investment policies and the risks associated with various fund investments. The prospectus and SAI are incorporated by reference into the summary prospectus, making them legally a part of the summary prospectus.
Investment Objective

The fund seeks to provide current income and, as a secondary investment objective, capital appreciation.
Fund Fees and Expenses

This table describes the fees and expenses you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Shareholder Fees (fees paid directly from your investment)
None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	None
Distribution (12b-1) fees	None
Other expenses	0.18
Acquired fund fees and expenses (AFFE)(1)	0.25
Total annual fund operating expenses(1)	0.43
Less expense reduction	(0.18)
Total annual fund operating expenses (including AFFE) after expense reduction(1)(2)	0.25

(1)
AFFE reflect fees and expenses incurred indirectly by the fund through its investments in the underlying funds. The total annual fund operating expenses in the fee table may differ from the expense ratios in the fund’s “Financial Highlights” that include only the fund’s direct operating expenses and not AFFE.

(2)
The investment adviser and its affiliates have agreed to limit the total annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) of the fund to 0.00% for so long as the investment adviser serves as the adviser to the fund. This agreement may only be amended or terminated with the approval of the fund’s Board of Trustees. This agreement is limited to the fund’s direct operating expenses and does not apply to AFFE.

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The figures are based on total annual fund operating expenses (including AFFE) after any expense reduction. Your actual costs may be higher or lower.
Expenses on a $10,000 Investment
1 Year	3 Years	5 Years	10 Years
$26	$80	$141	$318
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 7% of the average value of its portfolio.
Principal Investment Strategies

The fund seeks to achieve its investment objective by investing primarily in a combination of Schwab Funds® and Schwab® ETFs (the underlying funds) in accordance with its target asset allocation. The investment adviser will allocate assets among the underlying funds, which will include equity funds, fixed income funds, and money market funds and exchange-traded funds (ETFs).
The fund intends to invest in a combination of underlying funds; however, the fund may invest directly in equity and fixed income securities as well as other unaffiliated mutual funds or ETFs, and cash and cash equivalents (including money market funds).
The fund intends to allocate investments among various asset classes such as equity, fixed income and cash and cash equivalents (including money market funds). The fund has its own distinct

Schwab® Monthly Income Fund — Flexible Payout | Summary Prospectus1
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asset allocation strategy that is designed to accommodate the fund’s targeted annual payout percentage while taking into account the fund’s specific risk tolerances and desired level of capital appreciation. The fund’s target asset allocation is not fixed, and the fund has the flexibility to move within the following asset allocation ranges (under normal market conditions) at the discretion of the investment adviser: 30%-70% equity; 30%-70% fixed income; and 0%-12% cash and cash equivalents (including money market funds). Market appreciation or depreciation may cause the fund to be temporarily outside these ranges.
The fund is designed to offer shareholders an annual payout of 4-6% during most market environments. In addition, the fund seeks to maximize the annual payout while also maintaining or growing the level of investment over the long term. However, the fund’s actual annual payout could be higher or lower based on the underlying fund yields and market environment during that year and other forward-looking factors. The fund intends to make twelve monthly distributions to shareholders at the end of each month. The amounts distributed to shareholders may not be the same each month. The amount of the fund’s distributions in respect of any period may exceed the amount of the fund’s income and gains for that period. In that case, some or all of the fund’s distributions may constitute a return of capital to shareholders.
For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the fund may invest up to 100% of its assets directly in cash, money market instruments, repurchase agreements and other short-term obligations. When the fund engages in such activities, it may not achieve its investment objective.
Principal Risks

The fund is subject to risks, any of which could cause an investor to lose money. The fund’s principal risks include:
Asset Allocation Risk. The fund is subject to the risk that the selection of the underlying funds and the allocation of the fund’s assets among the various asset classes and market segments may cause the fund to underperform other funds with a similar investment objective. The fund is not managed to maximize tax efficiency for taxable shareholder accounts. Investors should consider whether the fund is an appropriate investment in light of their current financial position and retirement needs.
Conflicts of Interest Risk. The investment adviser’s authority to select and substitute underlying funds from a variety of affiliated and unaffiliated mutual funds and ETFs may create a conflict of interest because the fees paid to it and its affiliates by some underlying funds are higher than the fees paid by other underlying funds. The investment adviser also may have an incentive to select an affiliated underlying fund for other reasons, including to increase assets under management or to support new investment strategies. In addition, other conflicts of interest may exist where the best interests of the affiliated underlying fund may not be aligned with those of the fund. However, the investment adviser is a fiduciary to the fund and is legally obligated to act in the fund’s best interests when selecting underlying funds.
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. Markets may be impacted by economic, political, regulatory and other conditions, including economic sanctions and other government actions. In addition, the occurrence of global events, such as war, terrorism, environmental disasters, natural disasters and epidemics, may also negatively affect the financial markets. As with any investment whose performance is tied to these markets, the value of an investment in the fund will fluctuate, which means that an investor could lose money over short or long periods.
ETF Risk. When the fund invests in an ETF, it will bear a proportionate share of the ETF’s expenses. In addition, lack of liquidity in the market for an ETF’s shares can result in its value being more volatile than the underlying portfolio of securities.
Structural Risk. The fund’s monthly income payments will be made from fund assets and will reduce the amount of assets available for investment by the fund. Even if the fund’s capital grows over time, such growth may be insufficient to enable the fund to maintain the amount of its targeted annual payout and targeted monthly income payments. The fund’s investment losses may reduce the amount of future cash income payments an investor will receive from the fund. The dollar amount of the fund’s monthly income payments could vary substantially from one year to the next and over time depending on several factors, including the performance of the financial markets in which the fund invests, the allocation of fund assets across different asset classes and investments, the performance of the fund’s investment strategies, and the amount and timing of prior distributions by the fund. It is also possible for payments to go down substantially from one year to the next and over time depending on the timing of an investor’s investments in the fund. Any redemptions will proportionately reduce the amount of future cash income payments to be received from the fund. There is no guarantee that the fund will make monthly income payments to its shareholders or, if made, that the fund’s monthly income payments to shareholders will remain at a fixed amount.
Managed Payout Risk. Because the fund is expected to make monthly payments regardless of investment performance, the amount of the fund’s distributions in respect of any period often will exceed the amount of the fund’s income and gains for that period. In that case, some or all of the fund’s distributions may constitute a return of capital to shareholders. It is possible for the fund to suffer substantial investment losses and simultaneously experience additional asset reductions as a result of its payments to shareholders under the managed payout policy. In addition, in order to make the payments called for under the fund’s managed payout policy, the fund may have to sell portfolio securities at a time when it would not otherwise do so.
A return of capital distribution generally will not be taxable but will decrease the shareholder’s cost basis in the shares of the fund and will result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold. Once a shareholder’s cost basis is reduced to zero, further distributions will be treated as capital gain, if the shareholder holds shares of the

2Schwab® Monthly Income Fund — Flexible Payout | Summary Prospectus

fund as capital assets. A distribution constituting a return of capital is not a distribution of income or capital gains earned by the fund, and should not be confused with the fund’s “yield” or “income.”
Direct Investment Risk. The fund may invest directly in cash, cash equivalents and equity and fixed-income securities, including money market securities, to maintain its allocations. The fund’s direct investment in these securities is subject to the same or similar risks as an underlying fund’s investment in the same securities.
Portfolio Turnover Risk. High portfolio turnover may result in the fund paying higher levels of transaction costs and may generate greater tax liabilities for shareholders. Portfolio turnover risk may cause the fund’s performance to be less than expected.
Underlying Fund Investment Risk. Before investing in the fund, investors should assess the risks associated with the underlying funds in which the fund may invest, which include any combination of the risks described below.
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Investment Risk. The fund may experience losses with respect to its investment in an underlying fund. Further, there is no guarantee that an underlying fund will be able to achieve its objective.

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Management Risk. Certain underlying funds are actively managed mutual funds. An underlying fund’s adviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results or cause the underlying fund to meet its objectives.

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Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.

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Market Capitalization Risk. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization fall behind other types of investments, an underlying fund’s performance could be impacted.

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Concentration Risk. To the extent that an underlying fund’s or the index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector, country or asset class, the underlying fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more vulnerable to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector, country or asset class.

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Fixed-Income Risk. Interest rates rise and fall over time, which will affect an underlying fund’s yield and share price. A change in a central bank’s monetary policy or economic conditions, among other things, may result in a change in interest rates. A rise in interest rates could cause an underlying fund’s share price to fall. The credit quality of a portfolio investment could also cause an underlying fund’s share price to fall. An underlying fund could lose money if the issuer or guarantor of a portfolio investment or the counterparty to a derivatives contract fails to make timely principal or interest payments or otherwise honor its obligations. Fixed-income securities may be paid off earlier or later than expected. Either situation could cause an underlying fund to hold securities paying lower-than-market rates of interest, which could hurt an underlying fund’s yield or share price. Below investment-grade bonds (junk bonds) involve greater credit risk, are more volatile, involve greater risk of price declines and may be more susceptible to economic downturns than investment-grade securities.
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Foreign Investment Risk. An underlying fund’s investments in securities of foreign issuers involve certain risks that may be greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of an underlying fund’s investments, and could impair the underlying fund’s ability to meet its investment objective or invest in accordance with its investment strategy. There is a risk that investments in securities denominated in, and/or receiving revenues in, foreign currencies will decline in value relative to the U.S. dollar.

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High-Yield Risk. An underlying fund’s investments in high-yield securities and unrated securities of similar credit quality (junk bonds) are subject to greater levels of credit and liquidity risks, and may be more volatile than higher-rated securities. High-yield securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments.

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Floating Rate Loan Risk. Transactions involving floating rate loans may have significantly longer settlement periods than more traditional bond investments (settlement can take longer than 7 days) and often involve borrowers whose financial condition is troubled or highly leveraged, which increases the risk that the underlying fund may not receive its proceeds in a timely manner and that the underlying fund may incur unexpected losses in order to pay redemption proceeds to its shareholders. In addition, loans are not registered or regulated under the federal securities laws like most stocks and bonds, so investors in loans have less protection against improper practices than investors in registered securities. While a loan assignment typically transfers all legal and economic rights to the buyer, a loan participation typically allows the seller to maintain legal title to the loan, meaning the buyer of a loan participation generally has no direct rights against the borrower and is exposed to credit risk of both the borrower and seller of the participation.

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Derivatives Risk. An underlying fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. An underlying fund’s use of

Schwab® Monthly Income Fund — Flexible Payout | Summary Prospectus3

derivatives could reduce the underlying fund’s performance, increase its volatility and cause the underlying fund to lose more than the initial amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on an underlying fund.
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Leverage Risk. Certain underlying fund transactions, such as derivatives transactions, short sales, reverse repurchase agreements, and mortgage dollar rolls, may give rise to a form of leverage and may expose an underlying fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of an underlying fund’s portfolio securities, which means even a small amount of leverage can have a disproportionately large impact on the fund.

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Money Market Fund Risk. A fund may invest in underlying money market funds that either seek to maintain a stable $1.00 net asset value (“stable share price money market funds”) or that have a share price that fluctuates (“variable share price money market funds”). Although an underlying stable share price money market fund seeks to maintain a stable $1.00 net asset value, it is possible to lose money by investing in such a money market fund. Because the share price of an underlying variable share price money market fund will fluctuate, when a fund sells the shares it owns they may be worth more or less than what the fund originally paid for them. In addition, neither type of money market fund is designed to offer capital appreciation. Certain underlying money market funds may impose a fee upon the sale of shares or may temporarily suspend the ability to sell shares under certain circumstances.

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Tracking Error Risk. Each underlying index fund seeks to track the performance of its respective index, although it may not be successful in doing so. The divergence between the performance of an underlying fund and its index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant. If an underlying fund utilizes a sampling approach, it may not track the return of the index as well as it would if the underlying fund purchased all of the securities in the index.

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Liquidity Risk. An underlying fund may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or the underlying fund may have to sell them at a loss.

•
ETF Risk. When an underlying fund invests in an ETF, it will bear a proportionate share of the ETF’s expenses. In addition, lack of liquidity in the market for an ETF’s shares can result in its value being more volatile than the underlying portfolio of securities.

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Securities Lending Risk. Certain underlying funds engage in securities lending, which involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent.

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Real Estate Investment Risk. An underlying fund in which the fund may invest may have a policy of concentrating its investments in real estate companies and companies related to the real estate industry. As such, an underlying fund is subject to risks associated with the direct ownership of real estate securities and the fund’s investment in such an underlying fund is subject to risks associated with the direct ownership of real estate securities and an investment in the underlying fund will be closely linked to the performance of the real estate markets. These risks include, among others, declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds or other limits to accessing the credit or capital markets; defaults by borrowers or tenants, particularly during an economic downturn; and changes in interest rates.
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Real Estate Investment Trusts (REITs) Risk. An underlying fund’s investments in REITs will be subject to the risks associated with the direct ownership of real estate, including fluctuations in the value of underlying properties, defaults by borrowers or tenants, access to capital, changes in interest rates and risks related to general or local economic conditions. REITs are also subject to certain additional risks, for example, REITs may have their investments in relatively few properties, a small geographic area or a single property type. In addition, REITs have their own expenses, and an underlying fund will bear a proportionate share of those expenses.

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Portfolio Turnover Risk. Certain of the underlying funds may buy and sell portfolio securities actively. If they do, their portfolio turnover rate and transaction costs will rise, which may lower the underlying fund’s performance and may increase the likelihood of capital gains distributions.

For more information on the risks of investing in the fund and the underlying funds, please see the “Fund Details” section in the prospectus.
Performance

The bar chart below shows how the fund’s investment results have varied from year to year, and the following table shows how the fund’s average annual total returns for the various periods compared to those of two broad based indices and a composite index based on the fund’s target allocations. This information provides some indication of the risks of investing in the fund. All figures assume distributions were reinvested. Keep in mind that future performance (both before and after taxes) may differ from past performance. For current performance information, please see www.schwabassetmanagement.com/schwabfunds_prospectus.
On September 12, 2022, the fund’s investment strategy changed. The performance history of the fund prior to that date is attributable to the former investment strategy.

4Schwab® Monthly Income Fund — Flexible Payout | Summary Prospectus

Annual Total Returns (%) as of 12/31

Best Quarter: 8.64% Q4 2023
Worst Quarter: (7.69%) Q1 2020
Average Annual Total Returns as of 12/31/23
	1 Year	5 Years	10 Years
Before taxes	8.50%	3.92%	3.26%
After taxes on distributions	6.91%	2.44%	1.96%
After taxes on distributions and sale of shares	5.40%	2.66%	2.13%
Comparative Indexes (reflect no deduction for expenses or taxes)
S&P 500 Index	26.29%	15.69%	12.03%
Bloomberg US Aggregate Bond Index	5.53%	1.10%	1.81%
Flexible Payout Composite Index(1)	9.02%	4.82%	4.21%

(1)
The Flexible Payout Composite Index is a custom blended index developed by Schwab Asset Management based on a comparable portfolio asset allocation. Effective September 13, 2022, the Flexible Payout Composite Index is composed of 2% Bloomberg US Treasury Bills 1-3 Month Index, 20% Dow Jones U.S. Dividend 100 Index, 20% Dow Jones International Dividend 100 Index (Net), 10% FTSE EPRA/NAREIT Global Index (Net), 17% Bloomberg US Aggregate Bond Index, 3% Bloomberg US 5-10 Year Corporate Bond Index, 7% Bloomberg US Treasury Long Index, 11% Bloomberg US High Yield 2% Issuer Cap Index, 7% ICE BofA Fixed Rate Preferred Securities Index, and 3% Morningstar LSTA US Performing Loans Index. From January 29, 2019 to September 12, 2022, the Flexible Payout Composite Index was composed of 19.5% S&P 500 Index, 8.1% MSCI EAFE Index (Net), 4.9% FTSE EPRA Nareit Global Index (Net), 65.5% Bloomberg US Aggregate Bond Index, and 2.0% Bloomberg US Treasury Bills 1-3 Month Index. From April 1, 2013 to January 29, 2019, the Flexible Payout Composite Index was composed of 19.5% S&P 500 Index, 8.1% MSCI EAFE Index (Net), 4.9% FTSE EPRA Nareit Global Index (Net), 39.3% Bloomberg US Aggregate Bond Index, 26.2% Bloomberg US Aggregate Intermediate Bond Index, and 2.0% Bloomberg US Treasury Bills 1-3 Month Index. Prior to April 1, 2013, the Flexible Payout Composite Index was composed of 25% S&P 500 Index and 75% Bloomberg US Aggregate Bond Index. Percentages listed may not total to 100% due to rounding.

The after-tax figures reflect the highest individual federal income tax rates in effect during the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan, an individual retirement account (IRA) or other tax-advantaged account. In some cases, the return after taxes on distributions and sale of shares may exceed the fund’s other returns due to an assumed benefit from any losses on a sale of shares at the end of the measurement period.
Investment Adviser

Charles Schwab Investment Management, Inc., dba Schwab Asset Management®
Portfolio Managers

Zifan Tang, Ph.D., CFA, Senior Portfolio Manager, is responsible for the day-to-day co-management of the fund. She has managed the fund since 2012.
Drew Hayes, CFA, Portfolio Manager, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2022.
Patrick Kwok, CFA, Portfolio Manager, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2019.
Purchase and Sale of Fund Shares

The fund is open for business each day that the New York Stock Exchange (NYSE) is open. If the NYSE is closed due to weather or other extenuating circumstances on a day it would typically be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the fund reserves the right to treat such day as a business day and accept purchase and redemption orders and calculate its share price as of the normally scheduled close of regular trading on the NYSE for that day.
Investors may only invest in the fund through an account at Charles Schwab & Co., Inc. (Schwab) or another financial intermediary. When you place orders to purchase, exchange or redeem fund shares through an account at Schwab or another financial intermediary, you must follow Schwab’s or the other financial intermediary’s transaction procedures.
There is no minimum initial investment for the fund.
Tax Information

Dividends and capital gains distributions received from the fund will generally be taxable as ordinary income or capital gains, unless you are investing through an IRA, 401(k) or other tax-advantaged account (in which case you may be taxed later, upon withdrawal of your investment from such account). In addition, due to the nature of its managed payout program, the fund may make distributions that are treated as a return of capital. Shareholders who receive periodic distributions consisting of a return of capital may be under the impression that they are receiving net profits when they are not. A return of capital is a distribution from the shareholder’s investment principal, rather than net profits from the fund’s returns. Shareholders should not assume that the source of a distribution from the fund is net profit.
Payments to Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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